EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement filed on Form S-8 dated July 11, 1996 (Registration No. 333-09139) of our reports dated August 15, 1997, relating to the consolidated financial statements and schedule of Pharmaceutical Formulations, Inc. and Subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 1997.


                                                /s/ BDO Seidman, LLP
                                                    BDO Seidman, LLP

Woodbridge, New Jersey
September 16, 1997